Exhibit 99.2

Third Quarter 2007 Results Supplemental Information November 8, 2007

"Safe Harbor" Statement Caution Concerning Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify those so-called "forward-looking statements" by words such as "may," "will," "should," "expects," "plans," "anticipates," "believes," "estimates," "predicts," "potential," or "continue," or the negative of those words and other comparable words. We wish to take advantage of "safe harbor" provided for by the Private Securities Litigation Reform Act of 1995 and we caution you that actual events or results may differ materially from the expectations we express in our forward-looking statements as a result of various risks and uncertainties, many of which are beyond our control. Factors that could cause our actual results to differ materially from these forward-looking statements, include: (1) changes in laws and regulations, (2) changes in the competitive environment, (3) changes in technology, (4) industry consolidation and mergers, (5) franchise related matters, (6) market conditions that may adversely affect the availability of debt and equity financing for working capital, capital expenditures or other purposes, (7) demand for the programming content we distribute or continued access to programming content, (8) general economic conditions, and (9) other risks described from time to time in reports and other documents we file with the Securities and Exchange Commission. Non-GAAP Financial Measures This presentation contains certain non-GAAP financial measures. Reconciliations between the non-GAAP financial measures and the GAAP financial measures are available on the company's Web site at www.rcn.com.

Strategy Update

Revenue Growth


Core Residential
Commercial
Revenue ($M)
+9%
119
130
+259%
6
23
Q3 '05 (1)
Q3 '07
Q3 '05 (1)
Q3 '07

Success-based investments plus acquisitions fuel growth

Margin Expansion


EBITDA ($M)
18
+106%
+1,000bps
14%
24%
← EBITDA Margin %
Q3 '05 (1)
Q3 '07

Improved tools / processes drive incremental margin gains

Portfolio Management

- Sold Megacable / California assets
- Paid $350M special dividend

Balance sheet flexibility supports continued growth

(1) Excludes California operations; Q3 '05 EBITDA excludes a $2M direct cost benefit related to the settlement of disputed network charges, and a $2M SG&A benefit related to the settlement of litigation and non-income tax audits

Third Quarter 2007 Investor Update
3

RCN's Network - Competitive Advantage Scalable Fiber & Architecture Less mature network = potential to add share without additional investment Cost effective footprint expansion opportunities Positioned for Growth Advanced Digital Progress Positioned to meet growing broadband demand Capacity for next generation HD and new VoD content Segment Convergence Metro fiber rings designed to serve Residential, Small Business and Commercial customers Synergies provide margin benefits

High Value Customer Base Customers & Bundle % ARPC Q307 Product Penetration (1) Penetration metrics calculated based on total basic video customers RGUs 404 409 413 + 25k Y-o-Y + 11k Q-o-Q + 9k Y-o-Y + 4k Q-o-Q 34% 33% 33% 38% 38% 37% (Customers and RGUs in 000s) 29% 29% 29%

All-digital video for superior video quality Reclaiming spectrum to accelerate HD expansion Cost effective set top boxes Best-in-class product at various speeds Launched free broadband content in Q3, such as ESPN 360 STARPOWER Off-net VOIP Circuit switched service in legacy on-net footprint Hybrid VOIP solution for on-net expansion Competitive Residential Products Video Data Voice

Growing Business Sector Q3 revenue = $23M(1); margins approaching 30% Neon acquisition will add: 200+ points of presence Complementary network and customer base Additional sales and marketing resources delivering new revenue opportunities Revamped product set to focus on bulk video and dedicated internet access services Commercial Small Business (1) Excludes certain Small Business customers currently included in Residential results

Revenue Trends Commercial Revenue Total Revenue Core Residential Revenue Revenue from Core Operations ($ in millions) Includes revenue from residential customers and advertising sales, and excludes dial up and reciprocal compensation revenue Q2 2007 results include a $4.4 million benefit related to a reciprocal compensation agreement (1) + 4% Y-o-Y + 4% Y-o-Y + 8% Y-o-Y + 5% Y-o-Y (2)

Key Financial Trends Direct Cost EBITDA Sales, General & Administrative CAPEX ($ in millions) Gross Margin % % of Revenue (3) Q3 2006 results include a $2.5 million benefit related to a accrued programming expenses related to a change in accounting estimate Q2 2007 results include net benefits of $5.1 million, including revenue of $4.4 million related to a reciprocal compensation agreement, plus $0.7 million of direct cost benefits related to the settlement of disputed network charges, net of costs related to a franchise audit Excludes non-cash stock-based compensation % of Revenue (2) (1) (1) (2) (2) Long Term Fiber Lease Renewal

Strong Financial Position Debt / Net Debt Leverage Ratio (1) Free Cash Flow (1) Calculated on a trailing 12 month basis ($ in millions) Cash & Short Term Investments

Proforma Capital Structure Debt / Net Debt Leverage Ratio (2) Illustrative Sources & Uses (1) Assumes purchase price of $5.25 per share, net of Neon unrestricted cash and option/warrant proceeds (2) Calculated on a trailing 12 month basis; Neon EBITDA estimated to be $17M ($ in millions) Liquidity

2007 Outlook Revenue $625 - $635 $625 -$630 EBITDA $145 - $155 $150 - $155 CAPEX $105 - $110 $115 - $120 Previous Current ($ in millions) (1) Excludes impact of Neon Communications (1)